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                                                                     Exhibit 4.1

NETPLIANCE, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM
        TEN ENT
        JT TEN
                as tenants in common
                as tenants by the entireties
                as joint tenants with right of survivorship and not as tenants in common
        UNIF GIFT MIN ACTD
                                Custodian
                                                        (cust)

        (Minor)
                                under Uniform Gifts to Minors Act

        (State)

Additional abbreviations may also be used though not in the above list. For Valued Received,

        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR EN-LARGEMENT OR ANY CHANGE WHATEER.

X                 (SIGNATURE)

X                 (SIGNATURE)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S)     GUARANTEED BY:


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INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
C
NETPLIANCE, INC.
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, NY AND RIDGEFIELD PARK, NJ
CUSIP 64115K 10 3
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.01 PER SHARE, OF NETPLIANCE, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the seal of the Corporation and the signatures of its duly authorized officers.
Dated:
PRESIDENT AND CHIEF EXECUTIVE OFFICER
SECRETARY
COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

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